Exhibit 99.1

News Release

Hi-Crush Announces Completion of Conversion to C-Corporation Structure

Houston, Texas – May 31, 2019—Hi-Crush Partners LP, “Hi-Crush” or the “Partnership”, announced today that it has completed the conversion of its corporate structure from a master limited partnership (MLP) to a C-Corporation, following the previously announced unitholder approval received on May 22, 2019. Concurrent with the conversion, the company will change its name to Hi-Crush Inc. (the “Corporation”). The Corporation’s Common Stock will be listed on the New York Stock Exchange under the symbol “HCR” beginning on June 3, 2019.

After market close on May 31, 2019, outstanding common units which represented limited partner interests in the Partnership (the “Units”) were each exchanged for one share of common stock, par value $0.01 per share, (the “Common Stock”) of Hi-Crush Inc. Unitholders received, in exchange for their Units, 100% of the Common Stock outstanding immediately following the completion of the conversion. After completion of the conversion, there were 101,801,372 Common Shares outstanding.

“We are happy to have completed the conversion process as authorized by our unitholders,” said Robert E. Rasmus, Chairman and Chief Executive Officer of Hi-Crush. “We are excited about the benefits the conversion presents to our business, including an expanded potential investor base, lower cost of capital, and enhanced corporate governance. The conversion represents the beginning of a new and exciting chapter in the history of Hi-Crush, as we continue to expand our offerings to customers, and execute on our logistics-focused strategy.”

About Hi-Crush

Hi-Crush is a fully integrated, strategic provider of proppant and logistics solutions to the North American petroleum industry. We own and operate multiple frac sand mining facilities and in-basin terminals, and provide mine-to-wellsite logistics services that optimize proppant supply to customers in all major oil and gas basins in the United States. Our PropStream® service, offering both container- and silo-based wellsite delivery and storage systems, provides the highest level of flexibility, safety and efficiency in managing the full scope and value of the proppant supply chain. Visit HiCrush.com.

Forward-Looking Statements

Some of the information in this news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements give our current expectations, and contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “should,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “hope,” “plan,” “estimate,” “anticipate,” “could,” “believe,” “project,” “budget,” “potential,” “likely,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush’s reports filed with the SEC, including those described under Item 1A of Hi-Crush’s Form 10-K for the year ended December 31, 2018 and any subsequently filed 10-Q. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward looking statements include: the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any pending litigation, claims or assessments, including unasserted claims; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; difficulty collecting receivables; statements regarding the Conversion; descriptions of our operations and anticipated future performance following the Conversion; and the risk that we may be unable to achieve expected benefits of the Conversion, or that it may take longer than expected to achieve those benefits. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Hi-Crush’s forward-looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Investor contact:

Caldwell Bailey, Lead Investor Relations Analyst

Marc Silverberg, ICR

ir@hicrush.com

(713) 980-6270

Source: Hi-Crush Inc.